Exhibit (a)(1)(g)

JDSU OPTION EXCHANGE WEBSITE: https://jdsu.equitybenefits.com FINAL SCREEN SHOTS

Log-In Page for ALL Participants

JDSU Option Exchange Program Opens October 6th, 2010, 8:00AM PT Closes November 5th, 2010, 11:59PM PT

Welcome to the JDSU Option Exchange Program.

Please enter your Login ID (your Login ID is your Employee ID) and Password (your password was provided in the in email announcing the JDSU Option Exchange and providing access to this web site)

If you have not received your Password, or you do not remember your Password, click here

Login ID:

(Not Case Sensitive)

Password:

(Case Sensitive)

Enter

Need Help?

Contact the JDSU Option Exchange Call Center at (408) 754-4650 or email at JDSUquestions@sos-team.com

Bottom of Form

JDSU Option Exchange Program Opens October 6th, 2010, 8:00AM PT Closes November 5th, 2010, 11:59PM PT

To change password, enter your Login ID, Old Password, New Password, Re-enter New Password and Click on the Update button. The password has a maximum limit of 10 characters and it can be a combination of letters and/or digits only.

Enter Login ID:

Enter Old Password:

Enter New Password:

Re-enter New Password:

Update

Bottom of Form

Welcome Page for ALL Participants

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome: Home Logout

Learn Make My Election

Click on any of the links below to learn more.

You have 35 days days left to elect whether to exchange some or all of your Eligible Awards or keep them under their original terms.

View/Change My Election

PowerPoint Presentation on JDSU

Option Exchange Program

Offer to Exchange

Schedule TO – Tender Offer Statement

The PDF documents above require Adobe Acrobat Reader. If necessary you can download if from Adobe Systems.

Need Help?

Contact the JDSU Option Exchange Call Center at (408) 754-4650 or email at

JDSUquestions@sos-team.com

Change Your Password

Make My Elections (Step 1 of 4): RSUs/Where Aggregate Replacement Awards are greater than 100

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome: Home Logout

Make My Elections (Sep 1 of 4)

Indicate your decision to tender one or more of your Eligible Options identified below for exchange for NewRSUs or Options (Canada Only) by selecting “Yes” choice in the Election column.

If you do not want to tender one or more of your Eligible Options for exchange, select “No” choice in the Election column for those particular options.

If you do not select “Yes” choice with respect to an Eligible Option, your election with respect to that option will default to “No”. In that event, the Eligible Option will not be exchanged.

You may not tender only a portion of an Eligible Option.

Breakeven Calculator

Original Award Replacement Award

Grant Date Type Grant ID Price($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 500 500 RSU 20 Yes No

03/12/04 Options $34.80 625 625 RSU 25 Yes No

05/16/06 Options $22.80 937 937 RSU 62 Yes No

Reminder

Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer:

PowerPoint Presentation on JDSU Option Exchange Program

Offer to Exchange

Schedule TO – Tender Offer Statement

Cancel Continue Need Help?

Contact the JDSU Option Exchange Call Center at (408)

754-4650 or email at

JDSUquestions@sos-team.com

Make My Election Step 2 of 4- RSUs/Where Aggregate Replacement Awards are greater than 100

JDSU Option Exchange Program Opens October 6th, 2010, 8:00AM PT Closes November 5th, 2010, 11:59PM PT

Welcome: Home Logout

Make My Elections (Step 2 of 4)

You have made the following elections with respect to your Eligible Options:

Original Award Replacement Award

Grant Date Type Grant ID Price($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 500 500 RSU 20 Yes No

03/12/04 Options $34.80 625 625 RSU 25 Yes No

05/16/06 Options $22.80 937 937 RSU 62 Yes No

Based on the election you have made above you will receive 107 RSUs (options in Canada).

Please not that if your elections above would yield fewer than 100 replacement shares, then you will receive cash instead of the replacement shares. The cash you receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the exchange program.

Cancel Continue Need Help?

Contact the JDSU Option Exchange Call Center at (408)

754-4650 or email at

JDSUquestions@sos-team.com

Submit Elections (Step 3 of 4): RSUs/Where Aggregate Replacement Awards are greater than 100

JDSU

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome

Home Logout

Submit Elections (Step 3 of 4)

I have read and acknowledge that my Election is subject to the terms and conditions contained in the Offer to Exchange.

Email Address:

Employee ID:

An e-mail will be sent to the e-mail address above confirming your election after you select the “I Agree” button below.

Cancel

I AGREE

Need Help?

Contact the JDSU Option Exchange Call Center at

(408) 754-4650 or email at

JDSUquestions@sos-team.com

Print Election Confirmation (Step 4 of 4): RSUs/Where Aggregate Replacement Awards are greater than 100

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome Home Logout

Print Election Confirmation (Step 4 of 4)

Your election has been recorded as follows:

Original Award Replacement Award

Grant Date Type Grant ID Price ($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 500 500 RSU 20 Yes

03/12/04 Options $34.80 625 625 RSU 25 Yes

05/16/06 Options $22.80 937 937 RSU 62 No

Based on the election you have made above, your aggregate replacement awards would be 45, which is less than 100 shares. You will receive a cash payment instead of replacement shares.

The cash you will receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the program.

PRINT THIS PAGE by clicking the PRINT A CONFIRMATION button below and save a copy. This will serve as the Election Confirmation Statement in the event our system does not register your election or provide you with an emailed “Election Confirmation Statement” within one business day after your submission. If you do not receive a confirmation email within one business day after your submission, please forward a copy of your printed Electronic Confirmation Statement via e-mail to JDSUOptionExchange@jdsu.com.

Print A Confirmation Logout Returns to Welcome Page

Printable Election Confirmation: RSUs/Where Aggregate Replacement Awards are greater than 100

Home

Election Confirmation

Your election has been recorded as follows:

Name:

Employee ID #:

Date:

Original Award Replacement Award

Grant Date Type Grant ID Price ($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 500 500 RSU 20 Yes

03/12/04 Options $34.80 625 625 RSU 25 Yes

05/16/06 Options $22.80 937 937 RSU 62 No

Based on the election you have made above, your aggregate replacement awards would be 45, which is less than 100 shares. You will receive a cash payment instead of replacement shares.

The cash you will receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the program.

If you have submitted your election electronically, we strongly encourage you to print this page and keep it for your records.

Have you printed the Confirmation Page?

If not, select “No” and then “Yes” on the next screen.

Then, print this page by either pressing CTRL+P on the keyboard or select the Print option from your browser’s File Menu.

Yes No

We strongly recommend you Print a Confirmation before leaving this page.

To print this page press CTRL+P on the keyboard or select the Print Option from your browser’s File Menu.

If you want to stay at this page click Yes. If you want to continue with your action click No.

Yes No

Make My Elections (Step 1 of 4): RSUs/Where Aggregate Replacement Awards are less than 100

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome Home Logout

Make My Elections (Step 1 of 4)

Indicate your decision to tender one or more of your Eligible Options identified below for exchange for New RSUs or Options (Canada Only) by selecting “Yes” choice in the Election column. Reminder

If you do not want to tender one or more of your Eligible Options for exchange, select “No” choice in the Election column for those particular options. Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer.

If you do not select “Yes” choice with respect to an Eligible Option, your election with respect to that option will default to “No”. In that event, the Eligible Option will not be exchanged. ? PowerPoint Presentation on JDSU Option Exchange Program

Offer to Exchange

Schedule TO – Tender Offer Statement

You may not tender only a portion of an Eligible Option.

Breakeven Calculator

Original Award Replacement Award

Grant Date Type Grant ID Price ($) Eligible To Exchange Shares Vested Type New

Shares Election Yes/No

07/30/03 Options $23.60 500 500 RSU 20 Yes No

03/12/04 Options $34.80 625 625 RSU 25 Yes No

05/16/05 Options $22.80 937 937 RSU 62 Yes No

Cancel Continue

Need Help?

Contact the JDSU Option Exchange Call Center at (408)

754-4650 or email at

JDSUquestions@sos-team.com

Make My Election Step 2 of 4- RSUs/Where Aggregate Replacement Awards are less than 100

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome Home Logout

Make My Elections (Step 2 of 4)

You have made the following elections with respect to your Eligible Options:

Original Award Replacement Award

Grant Date Type Grant ID Price ($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 500 500 RSU 20 Yes No

03/12/04 Options $34.80 625 625 RSU 25 Yes No

05/16/06 Options $22.80 937 937 RSU 62 Yes No

Based on the election you have made above, your aggregate replacement awards would be 45, which is less than 100 shares. You will receive a cash payment instead of replacement shares.

The cash you will receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the program.

Cancel Continue

Need Help?

Contact the JDSU Option Exchange Call Center at

(408) 754-4650 or email at

JDSUquestions@sos-team.com

Submit Elections (Step 3 of 4): RSUs/Where Aggregate Replacement Awards are less than 100

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59 PM PT

Welcome Home Logout

Submit Elections (Step 3 of 4)

I have read and acknowledge that my Election is subject to the terms and conditions contained in the Offer to Exchange.

Email Address:

Employee ID:

An e-mail will be sent to the e-mail address above confirming your election after you select the “I Agree” button below.

Need Help?

Contact the JDSU Option Exchange Call Center at

(408) 754-4650 or email at JDSUquestions@sos-team.com

Cancel I AGREE

JDSU JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome: Home Logout

Print Election Confirmation (Step 4 of 4)

Your election has been recorded as follows:

Original Award Replacement Award

Grant Date Type Grant ID Price ($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 500 500 RSU 20 Yes

03/12/04 Options $34.80 625 625 RSU 25 Yes

05/16/06 Options $22.80 937 937 RSU 62 No

Based on the election you have made above, your aggregate replacement awards would be 45, which is less than 100 shares. You will receive a cash payment instead of replacement shares.

The cash you will receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the program.

PRINT THIS PAGE by clicking the PRINT A CONFIRMATION button below and save a copy. This will serve as the Election Confirmation Statement in the event our system does not register your election or provide you with an emailed “Election Confirmation Statement” within one business day after your submission. If you do not receive a Confirmation email within one business day after submission, please forward a copy of your printed Electronic Confirmation Statement via e-mail to JDSUOptionExchange@jdsu.com.

Print A Confirmation Logout Return To Welcome Page

Election Confirmation

Your election has been recorded as follows:

Name:

Employee ID #:

Date:

Original Award Replacement Award

Grant Date Type Grant ID Price ($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 500 500 RSU 20 Yes

03/12/04 Options $34.80 625 625 RSU 25 Yes

05/16/06 Options $22.80 937 937 RSU 62 No

Based on the election you have made above, your aggregate replacement awards would be 45, which is less than 100 shares. You will receive a cash payment instead of replacement shares.

The cash you will receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the program.

If you have submitted your election electronically, we strongly encourage you to print this page and keep it for your records.

Have you printed the Confirmation Page?

If not, select “No” and then “Yes” on the next screen.

Then, print this page by either pressing CTRL+P on the keyboard or select the print option from your browser’s File Menu.

Yes No

We strongly recommend you print a Confirmation before leaving this page.

To print this page press CTRL+P on the keyboard or select the Print Option from your browser’s File Menu.

If you want to stay at this page click Yes. If you want to continue with your action click No.

Yes No

RSU Breakeven Calculator

Option Exchange

Breakeven Calculator

At What Stock Price Will the Value of My Eligible Option Equal the Value of the New RSU?

Step 1: Select Eligible Grant ID

Exercise Price of Eligible Option (A) $23.60

Number of Shares in Eligible Option (B) 500

Press to Calculate Breakeven Calculate

Exchange Ratio Based on Eligible Grant ID Selected in Step 1 (D)

New RSU Shares (E)

Breakeven Stock Price

What is the Value of My Eligible Option and New RSU at Other Stock Prices?

Step 2: Enter Hypothetical Stock Price to Calculate Values (F)

Press to Calculate Values Calculate

Value of Eligible Option Shares at Price Entered in Step 2

Value of New RSU Shares at Price Entered in Step 2

Reset

Make My Elections (Step 1of 4): Where Aggregate Replacement Awards are greater than 100 in Canada (options)

JDSU

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome: Home Logout

Make My Elections (Step 1of 4)

Indicate your decision to tender one or more of your Eligible Options identified below for exchange for New RSUs or Options (Canada Only) by selecting “Yes” choice in the Election column.

If you do not want to tender one or more of your Eligible Options for exchange, select “No” choice in the Election column for those particular options.

If you don not select “Yes” choice with respect to an Eligible Option, your election with respect to that option will default to “No”. In that event, the Eligible Option will not be exchanged.

You may not tender only a portion of an Eligible Option.

Reminder

Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer:

PowerPoint Presentation on JDSU Option Exchange Program

Offer to Exchange

Schedule TO – Tender Offer Statement

Breakeven Calculator

Grant Date Type Grant ID Price($) Eligible To Exchange Shares Vested Type New shares Election Yes/No

07/30/03 Options $23.60 550 550 Options 36 Yes No

03/12/04 Options $34.80 1,125 1,125 Options 75 Yes No

Original Award Replacement Award

Cancel Continue

Need Help?

Contact the JDSU Option Exchange Call Center at (408)

754-4650 or email at

JDSUquestions@sos-team.com

Make My Elections (Step 2 of 4): Where Aggregate Replacement Awards are greater than 100 in Canada (options)

JDSU

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome:

Home Logout

Make My Elections (Step 2 of 4)

You have made the following elections with respect to your Eligible Options:

Original Award

Replacement Award

Grant Date Type Grant ID Price ($) Eligible to Exchange Shares Vested Type

New Shares Election Yes/No

07/30/03 Options $23.60 550 550 Options 36 Yes No

03/12/04 Options $34.80 1,125 1,125 Options 75 Yes No

Based on the election you have made above you will receive 111 RSUs (options in Canada).

Please note that if your elections above would yield fewer than100 replacement shares, then you will receive cash instead of the replacement shares. The cash you receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the exchange program.

Cancel Continue

Need Help?

Contact the JDSU Option Exchange Call Center at

(408) 754-4650 or email at

JDSUquestions@sos-team.com

Submit Elections (Step 3 of 4): Where Aggregate Replacement Awards are greater than 100 in Canada (options)

JDSU

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome:

Home Logout

Submit Elections (Step 3 of 4)

I have read and acknowledge that my Election is subject to the terms and conditions contained in the Offer to Exchange.

Email Address:

Employee ID:

An email will be sent to the e-mail address above confirming your election after you select the “I Agree” button below.

Cancel

I AGREE

Need Help?

Contact the JDSU Option Exchange Call Center at

(408) 754-4650 or email at

JDSUquestions@sos-team.com

Print Election Confirmation (Step 4 of 4): Where Aggregate Replacement Awards are greater than 100 in Canada (options)

JDSU

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome:

Home Logout

Print Election Confirmation (Step 4 of 4)

Your election has been recorded as follows:

Original Award

Replacement Award

Grant Date Type Grant ID Price ($) Eligible to Exchange Shares Vested Type

New Shares Election Yes/No

07/30/03 Options $23.60 550 550 Options 36 Yes

03/12/04 Options $34.80 1,125 1,125 Options 75 Yes

Based on the election you have made above you will receive 111 RSUs (options in Canada).

Please note that if your elections above would yield fewer than 100 replacement shares, then you will receive cash instead of the replacement shares. The cash you receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the exchange program.

PRINT THIS PAGE by clicking the PRINT A CONFIRMATION button below and save a copy. This will serve as the Election Confirmation Statement in the event our system does not register your election or provide you with an emailed “Election Confirmation Statement” within one business day after your submission. If you do not receive a confirmation email within one business day after your submission, please forward a copy of your printed Electronic Confirmation Statement via e-mail to JDSUOptionExchange@jdsu.com.

Print A Confirmation

Logout

Return to Welcome Page

Printable Page: Where Aggregate Replacement Awards are greater than 100 in Canada (options)

Home

Election Confirmation

Your election has been recorded as follows:

Name:

Employee ID #:

Date:

Original Award

Replacement Award

Grant Date Type Grant ID Price ($) Eligible to Exchange Shares Vested Type

New Shares Election Yes/No

07/30/03 Options $23.60 550 550 Options 36 Yes

03/12/04 Options $34.80 1,125 1,125 Options 75 Yes

Based on the election you have made above you will receive 111 RSUs (options in Canada).

Please note that if your elections above would yield fewer than 100 replacement shares, then you will receive cash instead of the replacement shares. The cash you receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the exchange program.

If you have submitted your election electronically, we strongly encourage you to print this page and keep it for your records.

VBScript: Confirm Print

Have you printed the Confirmation Page?

If not, select “No” and then “Yes” on the next screen.

Then, print this page by either pressing CTRL+P on the keyboard or select the Print option from your browser’s File Menu.

Yes No

VBScript: Confirm Print

i We strongly recommend you print a confirmation before leaving this page.

To print this page press CTRL+P on the keyboard or select the Print Option from your browser’s File Menu.

If you want to stay at this page click Yes. If you want to continue your action click No.

Yes No

Make My Elections (Step1of 4): RSUs/Where Aggregate Replacement Awards are less than 100

ViewElect – Windows Internet Explorer

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Page Safety Tools

JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome:

Make My Elections (Step 1 of 4)

Indicate your decision to tender one or more of your Eligible Options identified below for exchange for New RSUs or Option (Canada Only) by selecting “Yes” choice in the Election column.

If you do not want to tender one or more of your Eligible Options for exchange, select “No” choice in the Election column for those particular options.

If you do not select “Yes” choice with respect to an Eligible Option, your election with respect to that option will default to “No”. In that event, the Eligible Option will not be exchanged.

You may not tender only a portion of an Eligible Option.

Reminder

Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer.

PowerPoint Presentation on JDSU Option Exchange Program

Offer to Exchange

Schedule TO – Tender Offer Statement

Breakeven Calculator

Original Award Replacement Award

Grant Date Type Grant ID Price ($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 550 550 Options 36 Yes No

03/12/04 Options $34.80 1,125 1,125 Options 75 Yes No

Cancel Continue Need Help?

Contact the JDSU Option Exchange Call Center at (408)

754-4650 or email at

JDSUquestions@sos-team.com

Internet 100%

Make My Elections (Step 2 of 4): Where Aggregate Replacement Awards are less than 100 in Canada (options)

Confirmation – Windows Internet Explorer

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Confirmation Page Safety Tools

JDSU Option Exchange Program

Opens October 6th,2010, 8:00AM PT

Closes November 5th,2010, 11:59PM PT

Welcome: Home Logout

Make My Elections (Step 2 of 4)

You have made the following elections with respect to your Eligible Options:

Original Award Replacement Award

Grant Date Type Grant ID Price ($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 550 550 Options 36 Yes No

03/12/04 Options $34.80 1,125 1,125 Options 75 Yes No

Based on the election you have made above, your aggregate replacement awards would be 36, which is less than 100 shares. You will receive a cash payment instead of replacement shares.

The cash you will receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the program.

Cancel Continue

Need Help?

Contact the JDSU Option Exchange Call Center at

(408) 754-4650 or email at

JDSUquestions@sos-team.com

Internet 100%

Submit Elections (Step 3of 4) Where Aggregate Replacement Awards are less than 100 in Canada (options)

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JDSU JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010,11:59PM PT

Welcome: Home Logout

Submit Elections (Step 3 of 4)

I have read and acknowledge that my Election is subject to the terms and conditions contained in the Offer to Exchange.

Email Address:

Employee ID:

An e-mail will be sent to the e-mail address above confirming your election after you select the “I Agree” button below.

Cancel I AGREE Need Help?

Contact the JDSU Option Exchange Call Center at (408) 754-4650 or email at JDSUquestions@sos-team.com

Done Internet 100%

Print Election Confirmation (Step 4 of 4): Where Aggregate Replacement Awards are less than 100 in Canada (options)

PrintConfirmation—Windows Internet Explorer

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JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59 PM PT

Welcome: Home Logout

Print Election Confirmation (Step 4 of 4)

Your election has been recorded as follows:

Original Award Replacement Award

Grant Date Type Grant ID Price ($) Eligible To Exchange Shares Vested Type New Shares Election Yes/No

07/30/03 Options $23.60 550 550 Options 36 Yes

03/12/04 Options $34.80 1,125 1,125 Options 75 No

Based on the election you have made above, your aggregate replacement awards would be 36, which is less than 100 shares. You will receive a cash payment instead of replacement shares.

The cash you will receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly, after the close of the program.

PRINT THIS PAGE by clicking the PRINT A CONFIRMATION button below and save a copy. This will serve as the Election Confirmation Statement in the event our system does not register your election or provide you with an emailed “Election Confirmation Statement” within one business day after your submission. If you do not receive a confirmation email within one business day after your submission, please forward a copy of your printed Electronic Confirmation Statement via e-mail to JDSUOptionExchange@jdsu.com.

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Printable Page: Where Aggregate Replacement Awards are less than 100 in Canada (options)

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Home

Election Confirmation

Your selection has been recorded as follows:

Name:

Employee ID # :

Date:

Original Award Replacement Award

Grant Date

Type

Grant ID

Price ($) Eligible To

Exchange Shares

Vested

Type New

Shares

Election Yes/No

07/30/03 Options $23.60 550 550 Options 35 Yes

03/12/04 Options $34.80 1,125 1,125 Options 75 No

Based on the election you have made above, your aggregate replacement awards would be 36, which is less than 100 shares. You will receive a cash payment instead of replacement shares.

The cash you will receive will have a value approximately equal to the aggregate value of your surrendered shares and will be paid shortly after the close of the program.

If you have submitted your election electronically, we strongly encourage you to print this page and keep it for your records.

Done Internet 100%

VBScript: Confirm Print

Have you printed the Confirmation Page?

If not, select “No” and then “Yes” on the next screen.

Then, print this page by either pressing CTRL+P on the keyboard or select the Print option from your browser’s File Menu.

Yes No

VBScript: Confirm Print

We strongly recommend you Print a Confirmation before leaving this page.

To print this page press CTRL+P on the keyboard or select the Print Option from your browser’s File Menu.

If you want to stay at this page click Yes. If you want to continue with your action click No.

Yes No

Options for Options Calculator:

Breakeven Calculator—Windows Internet Explorer

https://jdsu.equitybenefits.com/WebSite/Screens/CalculatorOption.aspx

Option Exchange

Breakeven Calculator

At What Stock Price Will the Value of My Eligible Option Equal the Value of the New Option?

Step 1: Select Eligible Grant ID

Exercise Price of Eligible Option (A) $23.60

Number of Shares in Eligible Option (B) 550

Step 2: Enter Potential Exercise Price of New Option (C)

Press to Calculate Breakeven Calculate

Exchange Ratio Based on Eligible Grant ID Selected in Step 1 (D)

New Option Shares

Breakeven Stock Price

What is the Value of My Eligible Option and New Option at Other Stock Prices?

Step 3: Enter Hypothetical Stock Price to Calculate Values (F)

Press to Calculate Values Calculate

Value of Eligible Option Shares at Price Entered in Step 3

Value of New Option Shares at Price Entered in Step 3

Reset

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Welcome Page for ALL participants AFTER an election has been made:

Welcome— Windows Internet Explorer

https://jdsu.equitybenefits.com/WebSite/Screens/Welcome.aspx

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JDSU Option Exchange Program

Opens October 6th, 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

Welcome: Home Logout

Learn

Click on any of the links below to learn more.

PowerPoint Presentation on JDSU

Option Exchange Program

Offer to Exchange

Schedule TO —Tender Offer Statement

The PDF documents above require Adobe Acrobat Reader. If necessary you can download if from Adobe Systems.

Make My Election

You have 35 days days left to elect whether to exchange some or all of your Eligible Awards or keep them under their original items.

View/Change My Election

Print My Election Confirmation

Need Help?

Contact the JDSU Option Exchange Call Center at (408) 754-4650 or email at

JDSUquestions@sos-team.com

Change Your Password

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Forgot Password screen:

Forgot Password—Windows Internet Explorer

https://jdsu.equitybenefits.com/WebSite/Screens/ForgotPassword.aspx Google

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JSDU Option Exchange Program

Opens October 6th , 2010, 8:00AM PT

Closes November 5th, 2010, 11:59PM PT

To reset your account and/or generate a new temporary password, please enter your Employee ID and Email Address and submit. A temporary password will be sent to your email address. Once you enter the site with the new password you will be prompted to change your password.

What is your Employee ID?

What is your Email Address?

Submit

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